Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                    Chapter 11

   In re: Bethlehem Steel Corporation, et al.,      Case No. 01-15288 (BRL)
                     Debtors                        through 01-15302, 01-15308
                                                    through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                      THE PERIOD MARCH 1 TO MARCH 31, 2002


DEBTORS' ADDRESS:       Bethlehem Steel Corporation
                        1170 Eighth Avenue
                        Bethlehem, PA 18016

DISBURSEMENTS:  March 1 to March 31, 2002 (millions):                 $288.7
(see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:      Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, NY 10153
                        Harvey R. Miller (HM 6078)
                        Jeffrey L. Tanenbaum (JT 9797)
                        George A. Davis (GD 2761)

NET LOSS:  March 1 to March 31, 2002 (millions):                       $11.4

REPORT PREPARER:        Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: April 16, 2002
                                              /s/ Lonnie A. Arnett
                                              ----------------------------
                                              Lonnie A. Arnett
                                              Vice President, Controller
                                              and Chief Accounting Officer

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              (dollars in millions)

                                                                                     March 31, 2002
                                                                         ---------------------------------------
                                                                            One Month         Three Months Ended
                                                                           (unaudited)            (unaudited)
                                                                         -----------------    ------------------
     Net Sales                                                           $          282.6      $          803.8
                                                                         -----------------     -----------------

     Costs and Expenses
         Cost of sales                                                              273.2                 811.5
         Depreciation                                                                20.6                  60.5
         Selling, administration and general expense                                  7.2                  25.1
                                                                         -----------------     -----------------
     Total Costs and Expenses                                                       301.0                 897.1
                                                                         -----------------     -----------------

     Loss from Operations                                                           (18.4)                (93.3)

     Reorganization Items (Note 2)                                                    0.6                  (2.1)

     Financing Expense - net (Note 3)                                                (3.9)                (12.2)
                                                                         -----------------     -----------------

     Loss before Income Taxes                                                       (21.7)               (107.6)

     Benefit from Income Taxes (Note 4)                                              10.3                  10.3
                                                                         -----------------     -----------------

     Net Loss                                                                       (11.4)                (97.3)

     Dividend Requirements on Preferred and Preference Stock                          3.3                   9.9
                                                                         -----------------     -----------------

     Net Loss Applicable to Common Stock                                 $          (14.7)     $         (107.2)
                                                                         =================     =================


     Net Loss per Common Share:
         Basic and Diluted                                               $          (0.11)      $         (0.82)


     Average Shares Outstanding:
         Basic and Diluted                                                          131.0                 130.9

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 6 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                   March 31,
                                                                                     2002
                                                                                  (unaudited)
                                                                                ----------------
 ASSETS
Current Assets:
      Cash and cash equivalents                                                 $          76.0
      Receivables, less allowances                                                        370.5
      Inventories:
          Raw materials                                                                   214.0
          Finished and semifinished                                                       508.2
                                                                                ----------------
          Total Inventories                                                               722.2
      Other current assets                                                                 20.9
                                                                                ----------------
Total Current Assets                                                                    1,189.6
Investments and Miscellaneous Assets                                                      119.5
Property, Plant and Equipment, less accumulated depreciation of $4,421.1                2,639.5
Intangible Pension Asset                                                                  225.0
                                                                                ----------------
Total Assets                                                                    $       4,173.6
                                                                                ================

                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
      Accounts payable                                                          $         155.3
      Accrued employment costs                                                             63.0
      Secured debt and capital lease obligations - current                                 19.7
      Other current liabilities                                                            70.1
                                                                                ----------------
Total Current Liabilities                                                                 308.1

Secured Debt and Capital Lease Obligations                                                131.4
Debtor-in-Possession Financing                                                            190.7
Debt Secured by Inventory                                                                 289.9
Deferred Gain and Other Long-term Liabilities                                             142.2

Liabilities Subject to Compromise (Note 5)                                              4,888.6

Stockholders' Deficit:
      Preferred Stock                                                                      11.3
      Preference Stock                                                                      2.0
      Common Stock                                                                        135.9
      Common Stock held in treasury at cost                                               (65.9)
      Additional paid-in capital                                                        1,908.7
      Accumulated other comprehensive loss                                               (833.0)
      Accumulated deficit                                                              (2,936.3)
                                                                                ----------------
Total Stockholders' Deficit                                                            (1,777.3)
                                                                                ----------------
Total Liabilities and Stockholders' Deficit                                     $       4,173.6
                                                                                ================

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 6 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                     March 31, 2002
                                                                                         ---------------------------------------
                                                                                              Month              Three Months
                                                                                              Ended                 Ended
                                                                                           (unaudited)           (unaudited)
                                                                                         -----------------     -----------------
     Operating Activities:
         Net loss                                                                        $          (11.4)     $          (97.3)

         Adjustments for items not affecting cash from operating activities:
              Depreciation                                                                           20.6                  60.5
              Recognition of deferred gains                                                          (2.0)                 (5.6)
              Reorganization items                                                                   (0.6)                  2.1
              Other - net                                                                             1.2                   4.9
         Working capital (excluding financing and investing activities):
              Receivables                                                                            (8.5)                (20.0)
              Inventories                                                                            (3.4)                  3.1
              Accounts payable                                                                        0.3                  (9.8)
              Other                                                                                   9.6                  10.7
         Funding postretirement benefits:
              Pension funding less than expense                                                      11.4                  35.6
              Retiree healthcare and life insurance benefit payments less than expense                7.0                  14.1
                                                                                         -----------------     -----------------
     Cash Provided By (Used For) Operating Activities Before Reorganization Items                    24.2                  (1.7)
                                                                                         -----------------     -----------------

         Reorganization items                                                                         0.6                  (2.1)
                                                                                         -----------------     -----------------
     Cash Provided By (Used For) Operating Activities                                                24.8                  (3.8)
                                                                                         -----------------     -----------------

     Investing Activities:
         Capital expenditures                                                                        (3.3)                (14.2)
         Cash proceeds from asset sales                                                               0.3                  16.6
                                                                                         -----------------     -----------------
     Cash Provided From (Used By) Investing Activities                                               (3.0)                  2.4
                                                                                         -----------------     -----------------

     Financing Activities:
         Borrowings                                                                                     -                   0.5
         Debt and capital lease payments                                                            (16.9)                (18.1)
         Other payments                                                                              (4.9)                 (9.0)
                                                                                         -----------------     -----------------
     Cash Used For Financing Activities                                                             (21.8)                (26.6)
                                                                                         -----------------     -----------------

     Net Decrease in Cash and Cash Equivalents                                                          -                 (28.0)
     Cash and Cash Equivalents - Beginning of Period                                                 76.0                 104.0
                                                                                         -----------------     -----------------
                               - End of Period                                           $           76.0      $           76.0
                                                                                         =================     =================

     Liquidity at Month End                                                              $          273.4      $          273.4
                                                                                         =================     =================

     Supplemental Cash Payment Information:
         Interest and other financing costs, net of amount capitalized                   $            3.3      $            7.8
         Capital lease obligations incurred                                                             -                   1.9

The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)

            NOTES TO MARCH 31, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. The 2002 Consolidated Financial Statements are unaudited and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission.

2. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and three-month periods ended March 31, 2002, the following have been recorded (in millions):

                                                                Three Months
                                             Month Ended           Ended
                                          ----------------    ---------------

     Professional fees                    $           1.1     $          3.8
     Other administrative fees                        0.3                0.5
     Gains from termination of contracts             (2.0)              (2.0)
     Interest income                                  0.0               (0.2)
                                          ----------------    ---------------
     Total                                $          (0.6)    $          2.1
                                          ================    ===============


3. Interest at the stated contractual amount on unsecured debt that was not charged to earnings for the period from January 1 to March 31, 2002 was approximately $11 million.

4. The income tax benefit recorded for the first quarter 2002 represents a $10 million tax refund as a result of the "Job Creation and Workers Assistance Act of 2002" that was enacted on March 8, 2002. The Act provides us the ability to carry back a portion of our 2001 Alternative Minimum Tax loss for a refund of taxes paid in prior years that was not previously available. We expect to receive the refund later this year.

5. Liabilities subject to compromise (in millions) at March 31, 2002 follows:


     Other postemployment benefits             $       2,020.9
     Pension                                           1,659.6
     Unsecured debt                                      526.7
     Accounts payable                                    205.8
     Accrued employment costs                            242.0
     Other accrued liabilities                           157.0
     Accrued taxes and interest                           76.6
                                               ----------------
     Total                                     $       4,888.6
                                               ================

6. Summarized consolidated Statement of Operations and Balance Sheet (in millions) for the Debtors only follows:

   Summarized Consolidated Statement of Operations
                                                                Three Months
                                                                    Ended
                                                                  March 31,
                                                                    2002
                                                             ----------------

     Net Sales                                               $         797.7
     Costs and Expenses                                                891.5
                                                             ----------------
         Loss from Operations                                          (93.8)
     Reorganization Items                                               (2.1)
     Financing Income (Expense) - Net                                  (12.3)
     Equity in Income of Unconsolidated Subsidiaries                     0.6
                                                             ----------------
       Loss Before Income Taxes                                       (107.6)
     Benefit from Income Taxes                                          10.3
                                                             ----------------
       Net Loss                                                        (97.3)
     Dividend Requirements on Preferred and Preference Stock             9.9
                                                             ----------------
       Net Loss Applicable to Common Stock                   $        (107.2)
                                                             ================

     Summarized Consolidated Balance Sheet
                                                                 March 31,
                                                                   2002
                                                             ----------------
                             Assets
     Current Assets:
       Cash and cash equivalents                             $          70.8
       Receivables, less allowances                                    364.7
       Inventories                                                     688.9
       Other current assets                                             19.7
                                                             ----------------
     Total Current Assets                                            1,144.1
     Investments and miscellaneous assets                              148.2
     Property, plant and equipment, less accumulated
       depreciation of $4,158.7                                      2,579.0
     Intangible pension asset                                          225.0
                                                             ----------------
     Total Assets                                             $      4,096.3
                                                             ================

              Liabilities and Stockholders' Deficit

     Current Liabilities:
       Accounts payable                                      $         146.3
       Accrued employment costs                                         52.3
       Secured debt and capital lease obligations - current             19.7
       Other current liabilities                                        54.9
                                                             ----------------
     Total Current Liabilities                                         273.2
     Secured Debt and Capital Lease Obligations                        131.4
     Debtor-in-Possession Financing                                    190.7
     Debt Secured by Inventory                                         289.9
     Deferred Gains and Other Long-Term Liabilities                     99.9

     Liabiliites Subject to Compromise                               4,888.6

     Total Stockholders' Deficit                                    (1,777.4)
                                                             ----------------
     Total Liabilities and Stockholders' Deficit              $      4,096.3
                                                             ================

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)


         Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.

                           BETHLEHEM STEEL CORPORATION
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                               Month Ended               Three Months Ended
      (dollars in thousands)                                                  March 31, 2002               March 31, 2002
                                                                          -----------------------    ------------------------
      Bethlehem Steel Corporation                                                       $286,832                    $865,017
      Alliance Coating Company, LLC                                                          957                       2,709
      BethEnergy Mines Inc.                                                                  204                         663
      Bethlehem Cold Rold Corporation                                                          0                           0
      Bethlehem Development Corporation                                                        0                           0
      Bethlehem Rail Corporation                                                               6                          18
      Bethlehem Steel de Mexico, S.A. de C.V.                                                 64                         179
      Bethlehem Steel Export Company of Canada, Limited                                        0                           0
      Bethlehem Steel Export Corporation                                                       0                           0
      BethPlan Corp.                                                                           0                           0
      Chicago Cold Rolling, L.L.C.                                                           494                       1,662
      Eagle Nest Inc.                                                                          0                           0
      Encoat North Arlington, Inc.                                                             0                          63
      Energy Coatings Company                                                                  2                           2
      Greenwood Mining Corporation                                                             0                           0
      HPM Corporation                                                                          0                           0
      Kenacre Land Corporation                                                                 0                           0
      LI Service Company                                                                     158                         371
      Marmoraton Mining Company, Ltd.                                                          5                          17
      Mississippi Coatings Limited Corporation                                                 8                           8
      Mississippi Coatings Line Corporation                                                    1                           1
      Ohio Steel Service Company, LLC                                                          0                           0
      Primeacre Land Corporation                                                              12                          34

                                                                          -----------------------    ------------------------
                                                                                        $288,743                    $870,744

Note: Inter-company disbursements are excluded from this schedule.